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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                                  APRIL 4, 2001
                                 Date of Report



                               LENNAR CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)



          DELAWARE                    1-11749                  95-4337490
(State or Other Jurisdiction        (Commission              (IRS Employer
      of Incorporation)             File Number)         Identification Number)



  700 NORTHWEST 107TH AVENUE, MIAMI, FLORIDA                      33172
   (Address of Principal Executive Offices)                     (Zip Code)



                                 (305) 559-4000
              (Registrant's Telephone Number, Including Area Code)



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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

              (c)   Exhibits

Exhibit No.         Description of Document
-----------         -----------------------

4.1 Fifth Supplemental Indenture, dated April 4, 2001, between Lennar Corporation and Bank One Trust Company, NA, as Trustee (relating to Lennar's Zero Coupon Convertible Senior Subordinated Notes due 2021) to Indenture dated as of December 31, 1997.

5.1 Opinion of Clifford Chance Rogers & Wells LLP regarding the legality of securities to be issued.

8.1 Opinion of Clifford Chance Rogers & Wells LLP as Special Tax Counsel to Lennar Corporation.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 4, 2001



                                   By:      /s/ David B. McCain
                                      -----------------------------------------
                                      Name:   David B. McCain
                                      Title:  Vice President and Secretary




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                                  EXHIBIT INDEX


Exhibit No.         Description of Document
-----------         -----------------------

4.1 Fifth Supplemental Indenture, dated April 4, 2001, between Lennar Corporation and Bank One Trust Company, NA, as Trustee (relating to Lennar's Zero Coupon Convertible Senior Subordinated Notes due 2021) to Indenture dated as of December 31, 1997.

5.1 Opinion of Clifford Chance Rogers & Wells LLP regarding the legality of securities to be issued.

8.1 Opinion of Clifford Chance Rogers & Wells LLP as Special Tax Counsel to Lennar Corporation.



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